UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2019

NEWFIELD EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-12534	72-1133047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Waterway Square Place, Suite 100

The Woodlands, Texas 77380

(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 210-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On January 29, 2019, Newfield Exploration Company (the “Company” or “Newfield”) received a notice from the administrator of the Newfield Exploration Company 401(k) Plan (the “Plan”). The notice stated that the Newfield Exploration Company Stock Fund (the “Newfield Stock Fund”) in the Plan will be entering a blackout period due to the expected acquisition of Newfield by Encana Corporation (the “Acquisition”) and the administrator’s need to cease transaction capability in advance of the Acquisition. During the blackout period, participants in the Plan will be unable to borrow or take distributions from their Newfield Stock Fund under the Plan, or direct or diversify any Plan investments in the Newfield Stock Fund. The blackout period will commence on February 4, 2019 and is targeted to end on February 13, 2019. The Company is unable to determine the closing date of the Acquisition and it is therefore unable to determine the exact date that the blackout period will end.

In accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Securities and Exchange Commission Regulation BTR, on January 29, 2019, the Company sent a notice to its directors and executive officers notifying them of the blackout period in the Newfield Stock Fund and certain trading prohibitions that they will be subject to during the blackout period. A copy of the notice that was sent by the Company to its directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Inquiries relating to the blackout period may be directed to Benjamin J. Paul by telephone at (281) 210-5100 or by mail at 4 Waterway Square Place, Ste. 100, The Woodlands, TX 77380.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Notice to Employees of Newfield Exploration Company, dated January 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2019

NEWFIELD EXPLORATION COMPANY

By:	/s/ Benjamin J. Paul
Benjamin J. Paul
Assistant General Counsel and
Assistant Corporate Secretary

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